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                                                                   Exhibit 10.68

TO:               [Name]

FROM:             Neil Barnhart

DATE:             October 30, 1996

              Consent Form -- Cancellation and New Grant of Options
              -----------------------------------------------------

This form is provided to you in accordance with the "Harrah's Entertainment, Inc. Special Program -- New Options" dated October 24, 1996.

Cancellation of Previous Options - Please check your decision as to the cancellation of the following option grants previously granted to you. You must check either "yes" or "no" for each grant.

Current Option Grants:
---------------------
             Outstanding
Grant Date   # Options     Exercise Price    Vesting Dates          Cancel
----------   -----------   --------------    -------------   ------------------

[Date]       [Options]        [Price]        [Vest Dates]    |_| Yes   |_| No

[Date]       [Options]        [Price]        [Vest Dates]    |_| Yes   |_| No

[Date]       [Options]        [Price]        [Vest Dates]    |_| Yes   |_| No

[Date]       [Options]        [Price]        [Vest Dates]    |_| Yes   |_| No

[Date]       [Options]        [Price]        [Vest Dates]    |_| Yes   |_| No

[Date]       [Options]        [Price]        [Vest Dates]    |_| Yes   |_| No

[Date]       [Options]        [Price]        [Vest Dates]    |_| Yes   |_| No

[Date]       [Options]        [Price]        [Vest Dates]    |_| Yes   |_| No

New Grant:
---------

For the total of the option grants that are cancelled, you will receive a new option grant on a "2 for 3" basis. For example, if the total options cancelled are 3,000, you will receive 2,000 new options.

Information as to new grant:

         o Exercise price equal to average of high and low prices of HET common stock on New York Stock Exchange on November 15, 1996.

         o    Term of options is ten years plus one day.

         o Vesting in four 25% annual installments starting 1/1/98 and ending 1/1/01.

         o 100% vesting upon "Change in Control" as defined in Plan's administrative regulations.

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         o    If Change in Control  occurs  before  1/1/98,  25% of new grant is automatically cancelled.

         o Options are "nonqualified" options (same as cancelled options). See "Plan Highlights" brochure for more information concerning "nonqualified" options.

         o Options are granted pursuant to terms of Plan including noncompete provision, administrative regulations, and contractual provisions.

You need to sign and return this entire form to the Corporate Compensation Department in Memphis on or before November 15, 1996. It can be faxed to (901) 537- 3359 or e-mailed to Susan Daniel. (Your fax or e-mail must be received in Memphis by midnight November 15, 1996). The signed form can be delivered on or before Friday, November 15, 1996 to an overnight courier for guaranteed delivery by the courier to Memphis by Monday, November 18, 1996.

The cancellation and new grant will be effective as of November 15, 1996. A new option certificate will be forwarded to you after November 15, 1996. Options that are not cancelled will remain in force per their terms and a new grant will not be made concerning non-cancelled options.

I  acknowledge  that  I have  read  the  information  sheet  entitled  "Harrah's
Entertainment, Inc. Special Program -- New Options" dated October 24, 1996. I hereby consent to the cancellation of the options marked "Yes" on this Consent Form. This Consent Form cannot be changed after November 15, 1996.


------------------------
  Employee Signature       This form must be returned to Memphis on or before
                           November 15, 1996.  YOU CAN FAX THE FORM TO (901)
------------------------   537-3359 or (901) 762-8777 or you can E-mail specific
     Printed Name          decisions to Susan Daniel by November 15, 1996.  This
                           This form can also be delivered not later than
------------------------   Friday, November 15, 1996 to an overnight courier for
Social Security Number     the courier's guaranteed delivery to Memphis on or
                           before Monday, November 18, 1996.







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This award is issued pursuant to the "Special Program -- New Options" dated
October 24, 1996.

                          HARRAH'S ENTERTAINMENT, INC.
                               Stock Option Award


THIS CERTIFIES THAT the Human Resources Committee of the Board of Directors of Harrah's Entertainment, Inc. has awarded [Name] a Nonqualified Stock Option to purchase [Grant] shares of the Company's Common Stock at a price of [Price] per share.

Original Grant Date:  [Grant Date]

This option is exercisable as follows:


                   [number] shares on or after January 1, 1998
                   [number] shares on or after January 1, 1999
                   [number] shares on or after January 1, 2000
                   [number] shares on or after January 1, 2001

This award is subject to the terms and conditions on the reverse side of this award and to the terms and conditions of the Company's 1990 Stock Option Plan, as it may be amended from time to time. A summary of certain of the Plan's terms and conditions is included on the reverse side of this award. This document constitutes part of a prospectus concerning securities that have been registered under the Securities Act of 1933.

DATED as of this 15th day of November, 1996.
                 ----        --------  ----


                                       HARRAH'S ENTERTAINMENT, INC.



/s/ Rebecca W. Ballou                  /s/ Philip G. Satre
----------------------                 -----------------------------
Secretary                              President and Chief Executive
                                       Officer





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                          SUMMARY OF CERTAIN CONDITIONS



Shares of Harrah's Entertainment, Inc. ("Harrah's Entertainment" or "Company") common stock may be purchased under this stock option. Subject to the terms and conditions of the Plan, the term of this option is 10 years and one day from the original grant date shown on the front side of this certificate. The option is exercisable in accordance with the stated schedule indicated on the front side of this certificate by giving written notice addressed to the Corporate Compensation Department, Harrah's Entertainment, Inc. 1023 Cherry Road, Memphis, TN 38117 (or such other address designated by the Company), specifying the number of shares to be purchased and by payment of the option price according to the rules of the Plan.

Subject to the Plan and Administrative Regulations thereunder and contractual provisions, this stock option, to the extent not exercised, shall terminate and be forfeited on the expiration of 10 years and one day from the original grant date shown on the front side of this certificate, upon breach by the optionee of any provision of this option, or upon optionee's ceasing to be an active employee of Harrah's Entertainment (or its legal successor) or its subsidiaries for any reason including, but not limited to, retirement and voluntary or involuntary termination including termination due to sale or closure of a business unit or sale of a subsidiary, provided however:

o If active employment ceases during the term of this stock option because of death or disability, then the unexercised portion of the options that were already vested (i.e., exercisable) at that time plus 50 percent of any future unvested installments shall be exercisable in full on the date of death or on the date of the determination of disability, as the case may be. All remaining unvested options will be forfeited, subject to contractual provisions.

o The time period to exercise vested options, following retirement for age, death or determination of disability during the term of this option while in the employ of the Company (or its legal successor) or its subsidiaries, is as follows:




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                                                    Period to Exercise Vested
          Years of Service                          Options after Death,
                                                    Disability or Retirement
          ----------------                          ---------------------------

          under 10 years (for                                  one year
          death or disability
          only)*

          10 to 20 years (for                                  two years
          death, disability or
          retirement)

          20 or more years (for                                three years
          death, disability or
          retirement)

*If you terminate employment with less than 10 years of service (other than for death or disability), options do not extend past your termination date and must be exercised on or before your last day of employment.

o Retirement means termination during the term of this option at or after age 55 and having 10 or more years of service with the Company (or its legal successor) or its subsidiaries. Disability means a determination (while you are an employee or on authorized leave) that you qualify for long-term disability insurance under the Company's LTD policy. Upon death, vested options may be exercised by your proper legal representative (executor or administrator) or your legal beneficiary subject to the Company being properly assured and legally advised of the rights of such persons.

o Reference is made to the vesting acceleration provisions in the Plan's Administrative Regulations which provisions are applicable upon a "Change in Control" (as defined in, and subject to, such Regulations).

This stock option shall be non-transferable by the optionee other than by will or the laws of descent and distribution and shall be exercisable during optionee's lifetime only by optionee.

This stock option may not be exercised at a time when the exercise thereof or the issuance of shares thereunder would constitute a violation of any federal or state laws or rules of any stock exchange where the common stock of Harrah's Entertainment, Inc. (or its legal successor) is listed.

ALL TERMS AND CONDITIONS OF THE HARRAH'S ENTERTAINMENT, INC. 1990 STOCK OPTION PLAN AND ADMINISTRATIVE REGULATIONS THEREUNDER, AS AMENDED FROM TIME TO TIME, ARE INCORPORATED HEREIN BY REFERENCE. ANY CONFLICT OR QUESTIONS OF INTERPRETATION SHALL BE GOVERNED BY THE PROVISIONS OF THE PLAN, THE PLAN'S ADMINISTRATIVE REGULATIONS AND THE DECISIONS OF THE HUMAN RESOURCES COMMITTEE.

This stock option is subject to the special clause regarding non-competition as approved by the Human Resources Committee on December 15, 1995 and made a part of this award and the special clause concerning Change in Control as approved by the Human Resources Committee on October 24, 1996. See attachment.








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                                 Special Clauses
                  Harrah's Entertainment, Inc. (the "Company")


I. On December 15, 1995 the Human Resources Committee of the Company's Board of Directors approved the following clause that applies to all stock options granted on or after December 15, 1995, under the Company's 1990 Stock Option
Plan:

(1) If the employee (a) terminates his or her employment voluntarily and within one year thereafter, directly or indirectly, without the prior written consent of the Company, goes to work for or provides services or assistance (as an employee, partner, investor, consultant or in any other capacity) to a competing business in the United States; or (b) directly or indirectly solicits or recruits to a competing business any employee (salary grade 20 and higher) of the Company or of its direct or indirect subsidiaries during the one year after voluntary employment termination, then the former employee will be obligated to repay to the Company in cash any aggregate spread (less taxes paid by the employee thereon) realized upon any exercise of the stock option that occurred during the last three months of employment or thereafter.

(2) A competing business is defined as any business that competes with any business operated or managed by the Company or its direct or indirect subsidiaries in the United States at the time of the employee's termination of employment.

(3) Competition does not include an investment of 1% or less in the public stock or public debt of a competing company.

(4) The chief executive officer will have authority on behalf of the Company to determine whether the clause has been violated. The Human Resources Committee will make this determination in regard to the chief executive officer.

(5) The Company will have a right of set-off to collect the spread from any amounts owed to the employee including deferred compensation.

II. Clause Concerning Change in Control approved October 24, 1996 The new options granted pursuant to the "Special Program -- New Options" dated October 24, 1996 will vest upon a Change in Control as defined in and subject to the administrative regulations of the Company's 1990 Stock Option Plan, as amended, provided, however, in the event of a Change in Control prior to January 1, 1998, 25% of the stock options represented by this award will be forfeited and the participant will have no rights thereto.